SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 1998


         CAMPO ELECTRONICS, APPLIANCES AND COMPUTERS, INC.
            (Exact name of registrant as specified in its charter)


         Louisiana                   0-21192                72-0721367
(State or other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                Identification No.)

109 Northpark Blvd., Covington, Louisiana                     70433
(Address of principal executive offices)                   (Zip Code)



                              (504) 867-5000
             (Registrant's telephone number, including area code)


                                    N/A
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     On September 23, 1998, Campo Electronics, Appliances and Computers, Inc. (the "Registrant"), filed the press release attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits.

          99.1 Press release issued by the Registrant on September 23, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAMPO  ELECTRONICS, APPLIANCES AND COMPUTERS,
                              INC.



                              By:   /S/ MICHAEL G. WARE
                                           Michael G. Ware
                                       Chief Financial Officer

Dated: October 6, 1998